Exhibit 10.7

Execution Version

AMENDMENT NO. 3

TO

REVOLVING CREDIT AGREEMENT

AND

AMENDMENT NO. 2

TO

U.S. ABL GUARANTY AND SECURITY AGREEMENT

This AMENDMENT, dated as of July 26th, 2011 (this “Amendment”), by and among by GEORGIA GULF CORPORATION, a Delaware corporation (“U.S. Borrower”), the other Grantors party hereto, ROYAL GROUP, INC., a Canadian federal corporation (“Canadian Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION (“GE Capital”), as Administrative Agent, and the Lenders party hereto amends (i) that certain Credit Agreement, dated as of December 22, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the U.S. Borrower, the Canadian Borrower, the other Credit Parties party thereto, the Lenders, and the L/C Issuers from time to time party thereto, GE Capital, as Administrative Agent, Co-Collateral Agent and Co-Syndication Agent, and Wachovia Capital Finance Corporation (New England), as Co-Collateral Agent and Co-Syndication Agent and (ii) that certain U.S. ABL Guaranty and Security Agreement, dated as of December 22, 2009, by the U.S. Borrower and the other Grantors from time to time party thereto in favor of GE Capital, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “U.S. ABL Guaranty and Security Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement and in the U.S. ABL Guaranty and Security Agreement, as applicable.

WITNESSETH:

WHEREAS, the Borrowers, the other Credit Parties party hereto, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement and the U.S. ABL Guaranty and Security Agreement on the terms and subject to the conditions herein provided;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.         AMENDMENTS

Effective as of the Effective Date (as defined in Section 2 hereof) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to Effectiveness) hereof, the Credit Agreement and the U.S. ABL Guaranty and Security Agreement are hereby amended as follows:

1.1          Amendments to Section 11.1 (Defined Terms) of the Credit Agreement. (a) The definition of “Secured Rate Contract” in Section 11.1 (Defined Terms) of the Credit Agreement is hereby amended by replacing the word “Borrower” with the words “Credit Party” in clause (i) of the definition thereof.

(b)           The definition of “Secured Swap Provider” in Section 11.1 (Defined Terms) of the Credit Agreement is hereby amended by deleting the words “with a Borrower” that occur immediately after the words “who has entered into a Secured Rate Contract” in clause (i) of the definition thereof.

1.2          Amendment to Section 2.1(a) (Guaranty) of the U.S. ABL Guaranty and Security Agreement. Section 2.1 (a) (Guaranty) of the U.S. ABL Guaranty and Security Agreement is hereby amended by deleting the words “of each Borrower” that occur immediately after the words “of all the Obligations” and immediately before the words “whether existing on the date hereof or hereinafter incurred or created”.

SECTION 2.         CONDITIONS PRECEDENT TO EFFECTIVENESS

2.1          This Amendment shall become effective as of the date hereof (the “Effective Date”) upon the following:

(a)           The Administrative Agent shall have received counterparts of this Amendment duly executed by the U.S. Borrower, the other Grantors party to the U.S. ABL Guaranty and Security Agreement, the Canadian Borrower, the Administrative Agent and Required Lenders; and

(b)           All representations and warranties contained in Section 3 hereof shall be true and correct.

SECTION 3.         REPRESENTATIONS AND WARRANTIES

On and as of the Effective Date, after giving effect to this Amendment and the transactions contemplated hereby, each Credit Party party hereto represents and warrants to the Administrative Agent and the Lenders, that the following statements are true and correct:

3.1          Corporate Power and Authority. Each Credit Party party hereto has all requisite power and authority to (a) enter into this Amendment and to carry out the transactions contemplated hereby and (b) perform its obligations under each Loan Document to which it is a party and to carry out the transactions contemplated thereby.

3.2          Authorization of Agreements. The execution, delivery and performance of this Amendment and the documents contemplated herein have been duly authorized by all necessary action on the part of each Credit Party party hereto.

3.3          Incorporation of Representations and Warranties from the Credit Agreement and U.S. ABL Guaranty and Security Agreement. The representations and warranties as to each Credit Party made in Article III (Representations and Warranties) of the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations or warranties expressly relate to an earlier date, in which event such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date. In the case of each Grantor, the representations and warranties as to such Grantor made in Article IV (Representations and Warranties) of the U.S. ABL Guaranty and Security Agreement are true and correct.

3.4          Absence of Default. Before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or will result therefrom.

SECTION 4.         MISCELLANEOUS

4.1          Ratification by Credit Parties. Each of the Credit Parties hereby agrees and consents to this Amendment and to the documents and agreements referred to herein. Each of the Credit Parties

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agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Credit Party’s guarantee (as set forth in the Collateral Documents) shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Credit Party’s guarantee or any other Loan Document executed by such Credit Party (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Credit Parties hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 4.1. Each of the Credit Parties hereby further acknowledges that the Borrowers, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Credit Party and without affecting the validity or enforceability of such Credit Party’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Credit Party’s guarantee.

4.2          Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

4.3          Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

4.4          References to Credit Agreement and U.S. ABL Guaranty and Security Agreement. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “Revolving Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in the U.S. ABL Guaranty and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the U.S. ABL Guaranty and Security Agreement, and each reference in the other Loan Documents to the “U.S. Revolving Guaranty and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the U.S. ABL Guaranty and Security Agreement shall mean and be a reference to the U.S. ABL Guaranty and Security Agreement as amended by this Amendment.

4.5          Effect on Credit Agreement and U.S. ABL Guaranty and Security Agreement. Except as specifically amended by this Amendment, the Credit Agreement and the U.S. ABL Guaranty and Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties agree that in the event of any conflict between this Amendment and the provisions of the Credit Agreement and the U.S. ABL Guaranty and Security Agreement, this Amendment shall control.

4.6          No Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement, the U.S. ABL Guaranty and Security Agreement or any of the other Loan Documents.

4.7          Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

4.8          APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL

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BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

4.9          Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission, or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

4.10        Loan Document. This Amendment is a Loan Document (as defined in the Credit Agreement).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

GEORGIA GULF CORPORATION
ROYAL GROUP, INC. GROUPE ROYAL, INC.

By:	/s/ Greg Thompson
Name: Greg Thompson
Title: CFO

GUARANTORS:

GEORGIA GULF CHEMICALS & VINYLS, LLC
GEORGIA GULF LAKE CHARLES, LLC
ROYAL MOULDINGS LIMITED
ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC.
ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC.
ROYAL OUTDOOR PRODUCTS, INC.
PLASTIC TRENDS, INC.
ROYAL GROUP SALES (USA) LIMITED
ROME DELAWARE CORP.
ROYAL PLASTICS GROUP (U.S.A.) LIMITED
ROME ACQUISITION HOLDING CORP.
EXTERIOR PORTFOLIO, LLC

By:	/s/ Greg Thompson
Name: Greg Thompson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent and as Lender

By:	/s/ David C. Johnson
Name:	David C. Johnson
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By:	/s/ Brant Murdock
Name:	Brant Murdock
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Kevin Chichester
Name:	Kevin Chichester
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT]

BARCLAYS BANK PLC, as Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT]